UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 8, 2026

ESAB Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-41297	87-0923837
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

909 Rose Avenue, 8th Floor
North Bethesda, MD 20852
(Address of Principal Executive Offices) (Zip Code)
(301) 323-9099
(Registrant’s telephone number, including area code)
Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ESAB	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.
On May 8, 2026, ESAB Corporation (the “Company”) held its 2026 Annual Meeting of Stockholders (the “Annual Meeting”), at which three proposals were submitted to the Company’s stockholders. The proposals are described in detail in the Company’s Proxy Statement for the Annual Meeting filed with the Securities and Exchange Commission on March 27, 2026. The final results for each proposal are set forth below:

Proposal 1: Election of Directors

The Company’s stockholders elected nine directors to the Company’s Board of Directors (to hold office until the next annual meeting of stockholders and until their respective successors are elected and qualified). The votes regarding this proposal were as follows:

Nominee	For	Against	Abstain	Broker Non-Votes
Mitchell P. Rales	57,357,369	194,673	30,169	1,082,690
Shyam P. Kambeyanda	57,442,055	111,471	28,685	1,082,690
Melissa Cummings	57,398,314	155,306	28,591	1,082,690
Rhonda L. Jordan	56,424,889	1,120,581	36,741	1,082,690
Robert S. Lutz	57,362,347	189,265	30,599	1,082,690
Sébastien Martin	57,504,238	47,845	30,128	1,082,690
Stephanie M. Phillipps	57,155,807	397,954	28,450	1,082,690
Didier Teirlinck	57,395,164	156,794	30,253	1,082,690
Rajiv Vinnakota	55,756,249	1,795,690	30,272	1,082,690

Proposal 2: Ratification of Appointment of Independent Registered Accounting Firm

The Company’s stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2026. The votes regarding this proposal were as follows:

For	Against	Abstain	Broker Non-Votes
58,527,946	107,989	28,966	–

Proposal 3: Advisory Vote on the Executive Compensation of the Named Executive Officers

The Company’s stockholders approved, by non-binding advisory vote, the compensation of the Company’s named executive officers. The votes regarding this proposal were as follows:

For	Against	Abstain	Broker Non-Votes
53,998,529	3,548,562	35,120	1,082,690

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
Date: May 12, 2026

ESAB CORPORATION
By:	/s/ Curtis E. Jewell
	Name:	Curtis E. Jewell
	Title:	SVP, General Counsel